Q4 and Full Year 2021 Financial Results March 4, 2022 Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Fathom Digital Manufacturing Corporation (“Fathom”) that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of our business combination with Altimar Acquisition Corp. II (“Altimar”); changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; costs related to the business combination and additional factors discussed in Altimar’s final prospectus/proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2021 (the “Proxy Statement/Prospectus”) and the documents of Altimar and Fathom filed, or to be filed, with the SEC. If any of the risks described above materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by our forward-looking statements. There may be additional risks that Fathom does not presently know or that Fathom currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Fathom’s expectations, plans or forecasts of future events and views as of the date of this presentation. Although Fathom may elect to update these forward-looking statements at some point in the future, Fathom specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Fathom’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Disclaimers

Non-GAAP Information This presentation includes Adjusted Net Income and Adjusted EBITDA, which are non-GAAP financial measures that we use to supplement our results presented in accordance with U.S. GAAP. We believe Adjusted Net Income and Adjusted EBITDA are useful in evaluating our operating performance, as they are similar to measures reported by our public competitors and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. Adjusted Net Income and Adjusted EBITDA are not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. We define and calculate Adjusted Net Income as net loss before the impact of any increase or decrease in the estimated fair value of the Company’s warrants or earnout shares. We define and calculate Adjusted EBITDA as net losses before the impact of interest income or expense, income tax expense and depreciation and amortization, and further adjusted for the following items: stock-based compensation, transaction-related costs, and certain other non-cash and non-core items, as described in the reconciliation included in the appendix to this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by total revenue. We include these non-GAAP financial measures because they are used by management to evaluate Fathom’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Adjusted EBITDA excludes certain expenses that are required in accordance with U.S. GAAP because they are non-recurring (for example, in the case of transaction-related costs), non-cash (for example, in the case of depreciation and amortization, stock-based compensation) or are not related to our underlying business performance (for example, in the case of interest income and expense). Information reconciling forward-looking Adjusted EBITDA to GAAP financial measures is unavailable to Fathom without unreasonable effort. The company is not able to provide reconciliations of forward-looking Adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Fathom's control and/or cannot be reasonably predicted, such as the provision for income taxes. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to Fathom without unreasonable effort. Fathom provides a range for its Adjusted EBITDA forecast that it believes will be achieved, however it cannot accurately predict all the components of the Adjusted EBITDA calculation. Fathom provides an Adjusted EBITDA forecast because it believes that Adjusted EBITDA, when viewed with the company's results under GAAP, provides useful information for the reasons noted above. However, Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity. As described in the Proxy Statement/Prospectus, during 2020 Fathom completed the acquisitions of Incodema Holdings, Inc., Newchem, Inc., GPI Prototype and Manufacturing Services, LLC, Dahlquist Machine, Inc., Majestic Metals, LLC, and Mark Two Engineering, Inc. (the “2020 Acquisitions”). During 2021 we completed the acquisitions of Summit Tooling, Inc., Summit Plastics, LLC, Centex Machine and Welding, Inc., Laser Manufacturing, Inc. and Screenshot Precisions, LLC d/b/a Micropulse West and Precisions Process Corp. (the “2021 Acquisitions”). Pro forma revenue gives pro forma effect to the 2020 Acquisitions and 2021 Acquisitions, as though such transactions occurred on January 1, 2020. Financial Disclosure Disclaimer Fathom has not yet completed its reporting process for the three and twelve months ended December 31, 2021. Full financial statements for these periods will be filed on or before March 31, 2022. The preliminary unaudited results presented herein are based on Fathom’s reasonable estimates and the information available at this time. The amounts reported herein are subject to various adjustments that are still under review, including potential adjustments relating to changes in the estimated fair value of warrants and earnout shares, purchase accounting and provision for income taxes. Such adjustments may be material and could impact the results reported herein. Disclaimers, continued

Agenda Fathom Overview Business Update Q4 and Full Year 2021 Financial Review Liquidity and Capital Resources Full Year 2022 Guidance Summary Q&A

Fathom is at the Center of the Industry 4.0 Digital Manufacturing Revolution Leading on-demand digital manufacturing company in a large and fragmented $25bn+ market Comprehensive hybridized services and deep technical expertise combine to deliver integrated solutions for enterprise customers Expansive software suite complements growth prospects Attractive financial profile and cash generation Proven and profitable track record with a highly experienced leadership team Fathom’s mission is to accelerate manufacturing innovation for the most product-driven companies in the world

Rapid Prototyping and Low-Mid Volume Production are the highest value stages of the manufacturing as a service value chain Manufacturing as a Service Value Chain Rapid Prototyping Low-Mid Volume Production High-Volume Production Typical Production Run Production Environment Value Add One to tens of thousands High mix, low volume – difficult to replicate at scale; Core technologies include 1) Additive Manufacturing, 2) CNC Machining, 3) Injection Molding, and 4) Precision Sheet Metal Fabrication Unique suite of on-demand manufacturing/ engineering services that speed iteration and finalization of new product designs, reducing time to market Hundreds of thousands to millions Low mix, high volume – largely commoditized High volume outsourced manufacturing of finalized designs Product Development and Manufacturing Team Large Contract Manufacturers

Fathom’s Differentiated Model Fathom delivers unique proprietary solutions that enable:  Acceleration of new product development and manufacturing innovation Entrenched partnerships with blue-chip companies across diverse end-markets Resulting in: Technology agnostic outcome-based approach 25+ industry leading manufacturing processes 12 manufacturing facilities nationwide Pioneer in the on-demand manufacturing space Early adopter of plastic & metal additive manufacturing Full-service support system Proprietary software enablement tool Additive Technology Advanced & Traditional Manufacturing Software Materials Corporate customers want an integrated solution that delivers Comprehensive Manufacturing Capabilities Speed Quality Engineering Services Customer Support Representative Customers:

Key Recent Business Wins Continued expansion of wallet with new and existing blue-chip accounts Customer / Industry Order Size Order Type $40k validation order, $450k production order Validation & low-volume   production $4 million in 2022 and $10 million over next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Q4 2021 Highlights 1 Reconciliations of Non-GAAP financial measures are included in the Appendix. $49.1 million Q4 2021 Total Orders $44.3 million Q4 2021 Reported Revenue $10.5 million Q4 2021 Reported Adjusted EBITDA1 Q4 order growth of 25.9% Increased backlog of new business Q4 organic revenue increased 18.4% Continued demand for Fathom’s broad services Q4 Adjusted EBITDA up $9.0 million Highlights strength of business model

Q4 and Full Year 2021 Revenue 1 Reconciliations of Non-GAAP financial measures are included in the Appendix. Revenue growth driven by increase in volume of customers served, primarily via M&A Fathom completed 5 acquisitions in 2021 focused on CNC Machining and Injection Molding Full year 2021 pro forma revenue1, totaled $162.6 million, up nearly 9% from 2020 Q4 2021 pro forma revenue1, increased 18.4% from prior year period +132.8% +148.5%

Q4 and Full Year 2021 Adjusted EBITDA1 Q4 2021 Adjusted EBITDA increased significantly to $10.5 million Record performance due to higher volume leverage, partially offset by sales mix Q4 SG&A increased 41% primarily from 2021 acquisitions as well as integration and public company expenses Strong Q4 and full year 2021 Adj. EBITDA margins of 23.8% and 22.6%, respectively 1 Reconciliations of Non-GAAP financial measures are included in the Appendix. +206.9% +597.6%

Liquidity and Capital Resources 1 Equity market capitalization based on FATH closing price on March 1, 2022. Availability Liquidity ($ in millions) 12/31/2021 Term debt $125.0 Secured revolving credit facility $27.0 Gross debt $152.0 Cash and cash equivalents $20.1 Net debt $131.9 Undrawn revolver commitments $23.0 Available liquidity $43.1 Equity Capitalization (shares in millions) 12/31/2021 Class A common stock 51.6 Class B common stock 84.3 Total common stock 135.9 Equity market capitalization1 ($ in millions) $1,243 Available liquidity totaled $43.1 million as of 12/31/2021 Net debt to Adjusted EBITDA was 3.8x as of 12/31/2021 Class A shares listed on NYSE under ticker FATH; Class B shares are non-economic with same voting rights as Class A shares (one vote per share) Equity market capitalization1 totaled ~$1.24 billion as of 3/1/2022

Financial Guidance

Full Year 2022 Forecast[1]

($ in thousands)	Low End	High End
Revenue	$182,000	$192,000
Adjusted EBITDA[2]	$40,000	$45,000

- Projected 2022 revenue growth of ~23% at midpoint
- Adjusted EBITDA expected to increase ~24% at midpoint with margin ranging between 22.0% and 23.4%

Planning Assumptions

- Strong revenue growth driven by acceleration in additive manufacturing and injection molding technologies
- Continued synergies from previous acquisitions; execution of land and expand strategy
- Forecast reflects incremental public company and integration expenses
- Inflationary pressures expected to persist
- Capital expenditures expected to total ~6% of annual revenue
- Guidance excludes any potential new acquisitions in 2022

[1] Source: Fathom's full year 2022 outlook, as of March 4, 2022, reflects management projections.
[2] Adjusted EBITDA is a non-GAAP measure. See Appendix for a calculation of historical Adjusted EBITDA.

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Summary 1 Reconciliations of Non-GAAP financial measures are included in the Appendix. Strong Q4 2021 performance led by organic revenue growth of 18.4% 1 2 4 6 5 3 Record Q4 order volume of $49.1 million expands backlog of new business Proven and scalable business model with history of profitability and cash generation Attractive financial position to continue to execute growth strategy Poised for further growth in 2022, excluding the potential impact from new M&A Delivered profitable growth with Q4 Adj. EBITDA1 of $10.5 million and margin of 23.8%

Appendix

Income Statement (preliminary unaudited)

($ in thousands)	Reported Three Months Ended		Reported Twelve Months Ended	
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Revenue	**$44,330**	**$19,040**	**$152,196**	**$61,240**
Cost of revenue[1]	$26,290	$10,178	$92,388	$33,064
Gross profit	**$18,040**	**$8,862**	**$59,808**	**$28,176**
Gross margin %	**40.7%**	**46.5%**	**39.3%**	**46.0%**
Selling, general, and administrative (SG&A)[1]	$12,276	$8,713	$39,490	$24,642
Depreciation and amortization	$3,309	$2,028	$10,606	$4,672
Total operating expenses	**$15,585**	**$10,741**	**$50,096**	**$29,314**
Operating income (loss)	**$2,455**	**($1,879)**	**$9,712**	**($1,138)**
Other expenses (income), net	**($18,502)**	**$4,979**	**($4,147)**	**$6,802**
Income before taxes	**$20,957**	**($6,858)**	**$13,859**	**($7,940)**
Provision for income taxes (benefit)	($464)	-	$400	$23
Net income (loss)	**$21,421**	**($6,858)**	**$13,459**	**($7,963)**
Adjusted net income (loss)[2]	**($1,682)**	**($5,018)**	**($5,408)**	**($4,198)**

[1] Fathom reclassified certain historically reported expenses within the statement of operations to reflect go-forward policy. Specifically, cost of revenue included a reclassification of certain expenses equal to 6.2% and 0.5% of revenue for the twelve months ended December 31, 2021, and December 31, 2020, respectively, as well as 4.4% and 0.5% of revenue for the three months ended December 31, 2021, and December 31, 2020, respectively. Additionally, SG&A included a reclassification of certain expenses equal to 3.4% net of revenue for both the twelve months ended December 31, 2021, and December 31, 2020, as well as 1.8% and 3.4% of revenue for the three months ended December 31, 2021, and December 31, 2020, respectively. Prior to the Company's ownership of applicable acquired entities, these expenses were recorded inconsistently. The accounting reclassification had no impact on net income (loss).

[2] Adjusted net income (loss) excludes acquisition expenses, transaction costs, and income statement impacts from the change in fair value related to both the earnout liability and the warrant liability. See reconciliation of adjusted net income in the Appendix.

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Revenue By Product Line (preliminary unaudited)   Reported Three Months Ended   Reported Twelve Months Ended ($ in thousands) 2021 % Revenue 2020 % Revenue $ Change   2021 % Revenue 2020 % Revenue $ Change Revenue By Product Line                       Additive manufacturing $4,514 10.2% $4,320 22.7% $194   $17,830 11.7% $17,075 27.9% $755 Injection molding $9,032 20.4% $4,905 25.8% $4,127   $28,892 19.0% $17,904 29.2% $10,988 CNC machining $14,196 32.0% $2,484 13.0% $11,712   $43,149 28.4% $10,380 16.9% $32,769 Precision sheet metal $13,855 31.3% $5,819 30.6% $8,036   $53,445 35.1% $10,166 16.6% $43,279 Other revenue $2,733 6.2% $1,512 7.9% $1,173   $8,880 5.8% $5,715 9.3% $3,166 Total $44,330 100% $19,040 100% $25,241   $152,196 100% $61,240 100% $90,957

Pro Forma Revenue Calculation ($ in thousands) Q4 2021 Q4 2020 FY 2021 FY 2020 Revenue $44,330 $19,040 $152,196 $61,240 2020 Acquisitions adjusted revenue1 - 9,328 - 49,294 2021 Acquisitions adjusted revenue2 - 9,087 10,380 38,866 Pro forma adjusted revenue $44,330 $37,455 $162,576 $149,400 1 As described in the Proxy Statement/Prospectus, during 2020 Fathom completed the acquisitions of Incodema Holdings, Inc., Newchem, Inc., GPI Prototype and Manufacturing Services, LLC, Dahlquist Machine, Inc., Majestic Metals, LLC, and Mark Two Engineering, Inc. (the “2020 Acquisitions”). During 2021 we completed the acquisitions of Summit Tooling, Inc., Summit Plastics, LLC, Centex Machine and Welding, Inc., Laser Manufacturing, Inc. and Screenshot Precisions, LLC d/b/a Micropulse West and Precisions Process Corp. (the “2021 Acquisitions”). Information gives pro forma effect to the 2020 Acquisitions, as though such transactions occurred on January 1, 2020. 2 Information gives pro forma effect the 2021 Acquisitions, as though such transactions occurred on January 1, 2020.

Adjusted Net Income Calculation ($ in thousands) Q4 2021 Q4 2020 FY 2021 FY 2020 Net income (loss) $20,981 ($6,858) $13,019 ($7,963) Acquisition expenses1 - 1,840 4,236 3,765 Transaction costs 8,000 - 8,000 - Change in fair value of tax receivable agreement 300 - 300 - Change in fair value of warrant liability2 (4,103) - (4,103) - Change in fair value of earnout share payable2 (26,860) - (26,860) - Adjusted net income (loss) ($1,682) ($5,018) ($5,408) ($4,198) 1 Represents expenses incurred related to business acquisitions. 2 Represents the income statement impacts from the change in fair value related to both the earnout liability and the warrant liability.

Adjusted EBITDA Calculation ($ in thousands) Q4 2021 Q4 2020 FY 2021 FY 2020 Net income (loss) $20,981 ($6,858) $13,019 ($7,963) Depreciation and amortization 4,428 2,399 16,452 7,390 Interest expense, net 3,536 1,330 12,318 3,635 Income tax expense (465) - 860 23 Contingent consideration1 - 1,055 (1,120) 1,055 Acquisition expenses2 - 1,840 4,236 3,765 Loss on extinguishment of debt3 996 - 4,491 - Transaction costs 8,000 - 8,000 - Change in fair value of tax receivable agreement 300 - 300 - Change in fair value of warrant liability4 (4,103) - (4,103) - Change in fair value of earnout share payable4 (26,860) - (26,860) - Non-recurring and non-cash costs5 3,721 1,744 7,220 3,289 Adjusted EBITDA $10,534 $1,510 $34,353 $11,194 1 Represents the change in fair value of contingent consideration payable to former owners of acquired businesses; 2 Represents expenses incurred related to business acquisitions; 3 Represents amounts paid to refinance debt in April of 2021; 4 Represents the impacts from the change in fair value related to both the earnout liability and the warrant liability; 5 Represents adjustments for other non-recurring, non-operating, and non-cash costs related primarily to integration costs for new acquisitions, severance, and charges for the increase of fair value of inventory related to acquisitions, and management fees paid to Fathom’s principal owner.